UACSC 2001-C
UNION ACCEPTANCE CORPORATION
(Servicer)
04/30/02

NOTE BALANCE RECONCILIATION	D O L L A R S						NUMBERS
	CLASS A-1	CLASS A-2	CLASS A-3	CLASS A-4	CLASS B	TOTAL

Original Note Balances	62,105,000.00	89,627,000.00	67,659,000.00	90,809,000.00	19,800,000.00	330,000,000.00	21,076
Beginning Period Note Balances	5,275,966.25	89,627,000.00	67,659,000.00	90,809,000.00	19,800,000.00	273,170,966.25	18,288
Principal Collections - Scheduled Payments	4,055,063.05	-	-	-	-	4,055,063.05
Principal Collections - Payoffs	1,220,903.20	2,814,351.48	-	-	-	4,035,254.68	400
Principal Withdrawal from Payahead	-	914.72	-	-	-	914.72
Gross Principal Charge Offs	-	556,695.86	-	-	-	556,695.86	46
Repurchases	-	41,183.54	-	-	-	41,183.54	14

Ending Note Balances	-	86,213,854.40	67,659,000.00	90,809,000.00	19,800,000.00	264,481,854.40	17,828

Note Factor	-	0.9619183	1.0000000	1.0000000	1.0000000	0.8014602
Interest Rate	2.5850%	3.0300%	3.8100%	4.390%	4.730%	3.5824%

CASH FLOW RECONCILIATION
Principal Wired	8,090,317.73
Interest Wired	2,406,596.96
Withdrawal from Payahead Account	921.79
Repurchases (Principal and Interest)	42,286.29
Charge Off Recoveries	429,260.69
Interest Advances	45,326.37
Collection Account Interest Earned	10,558.81
Prefunding Reserve Amount Released from Spread
Account	-
Prefund Account Withdrawal	-
Spread Account Withdrawal	-
Policy Draw for Principal or Interest	-

Total Cash Flow	11,025,268.64

TRUSTEE DISTRIBUTION (05/08/02)
Total Cash Flow	11,025,268.64
Unrecovered Advances on Defaulted Receivables	13,729.42
Servicing Fee (Due and Unpaid)	-
Interest to Class A-1 Noteholders, including any overdue
amounts	11,365.31
Interest to Class A-2 Noteholders, including any overdue
amounts	226,308.18
Interest to Class A-3 Noteholders, including any overdue
amounts	214,817.33
Interest to Class A-4 Noteholders, including any overdue
amounts	332,209.59
Interest to Class B Noteholders, including any overdue
amounts	78,045.00
Principal to Class A-1 Noteholders, including any
overdue amounts	5,275,966.25
Principal to Class A-2 Noteholders, including any
overdue amounts	3,413,145.60
Principal to Class A-3 Noteholders, including any
overdue amounts	-
Principal to Class A-4 Noteholders, including any
overdue amounts	-
Principal to Class B Noteholders, including any
overdue amounts	-
Insurance Premium	36,422.80
Unreimbursed draws on the Policy for Principal or
Interest	-
Any other amounts payable to the Insurer under the
Insurance Agreement
Interest Advance Recoveries from Payments	29,562.60
Deposit to Payahead	-
Payahead Account Interest to Servicer	1.82
Excess	1,393,694.74

Net Cash	-

Servicing Fee Retained from Interest Collections	227,644.42

SPREAD ACCOUNT RECONCILIATION
Original Balance	91,200.00
Beginning Balance	6,600,000.00
Trustee Distribution of Excess	1,393,694.74
Prefunding Reserve Amount Released	-
Interest Earned	9,736.39
Spread Account Draws	-
Reimbursement for Prior Spread Account Draws	-
Distribution of Funds to Servicer	(1,403,431.13)

Ending Balance	6,600,000.00

Required Balance	6,600,000.00

FIRST LOSS PROTECTION AMOUNT RECONCILIATION
Original Balance	9,900,000.00
Beginning Balance	7,508,040.02
Reduction Due to Spread Account	-
Reduction Due to Principal Reduction	(449,491.70)

Ending Balance	7,058,548.32

a) Outstanding Balance * 5.00% -Spread Balance	7,058,548.31
b) Original Note Balance * 3.00%	9,900,000.00
c) Prior Payment Date First Loss Protection Amount	7,508,040.02

First Loss Protection Amount [lesser of a), b) or c)]	7,058,548.31

First Loss Protection Fee %	2.25%
First Loss Protection Fee	13,234.78

POLICY RECONCILIATION
Original Balance	330,000,000.00
Beginning Balance	267,689,237.58
Draws	-
Reimbursement of Prior Draws	-

Ending Balance	267,689,237.58

Adjusted Ending Balance Based Upon Required Balance	258,972,244.23

Required Balance	258,972,244.23

PAYAHEAD RECONCILIATION
Beginning Balance	1,258.83
Deposit	-
Payahead Interest	1.82
Withdrawal	921.79

Ending Balance	338.86

CURRENT DELINQUENCY
		GROSS
# PAYMENTS DELINQUENT	NUMBER	BALANCE

1 Payment	237	2,832,174.13
2 Payments	122	1,376,498.88
3 Payments	36	333,635.82

Total	395	4,542,308.83

Percent Delinquent	2.216%	1.717%

DELINQUENCY RATE (60+)
			RECEIVABLE
		END OF PERIOD	DELINQUENCY
PERIOD	BALANCE	POOL BALANCE	RATE

Current	1,710,134.70	264,481,854.40	0.65%
1st Previous	1,497,387.89	273,170,966.25	0.55%
2nd Previous	2,029,610.87	282,160,800.31	0.72%

NET LOSS RATE
				DEFAULTED
		LIQUIDATION	AVERAGE	NET LOSS
PERIOD	BALANCE	PROCEEDS	POOL BALANCE	(ANNUALIZED)

Current	556,695.86	429,260.69	268,826,410.33	0.57%
1st Previous	981,775.02	316,840.23	277,665,883.28	2.87%
2nd Previous	989,846.16	263,936.55	286,358,346.22	3.04%
Gross Cumulative Charge Offs	3,505,505.95	Number of Repossessions	35
Gross Liquidation Proceeds	1,110,174.42	Number of Inventoried Autos EOM	59
Net Cumulative Loss
Percentage	0.73%	Amount of Inventoried Autos EOM	460,903.00
Net Cumulative Loss
Percentage (adjusted
for estimated
future Liquidation Proceeds)	0.59%
Trigger	1.50%
Status	OK
Net Cumulative Loss Trigger
Hit in Current or any	NO
Previous Month

EXCESS YIELD TRIGGER
			EXCESS YIELD
	EXCESS	END OF PERIOD	PERCENTAGE
PERIOD	YIELD	POOL BALANCE	(ANNUALIZED)

Current	1,436,988.58	264,481,854.40	6.52%
1st Previous	945,987.96	273,170,966.25	4.16%
2nd Previous	955,723.87	282,160,800.31	4.06%
3rd Previous	1,400,838.28	290,555,892.13	5.79%
4th Previous	1,678,357.63	299,225,507.62	6.73%
5th Previous	1,979,596.48	307,605,653.71	7.72%

	CURRENT
	LEVEL	TRIGGER	STATUS

Six Month Average
Excess Yield	5.83%	1.50%	OK
Trigger Hit in Current or any
Previous Month			NO

DATE: May 8, 2002	/s/ Diane Slomka
DIANE SLOMKA
OFFICER